                                SUBLEASE AGREEMENT
                              FOR COMMERCIAL SPACE IN
                              BURGOE REALTY CO., INC.
                               BERN TOWNSHIP FACILITY


     THIS SUBLEASE AGREEMENT (hereinafter referred to as "Lease") made this 15th day of September, 1996, by and between BURGOE/WYOMISSING PARTNERS (hereinafter referred to as "Landlord"), a Pennsylvania corporation having its principal place of business at 506 Morgantown Road, Reading, Berks County, Pennsylvania 19611 and Hi-Tech Connections, Inc., hereinafter referred to as "Tenant"), a Pennsylvania business corporation having its principal place of business at the Reading Regional Airport Industrial Park, RD #9, Box 9394, Reading,
PA 19605-9651.

                                    WITNESSETH:

     WHEREAS, Landlord has agreed to lease a portion of the Total Premises to Tenant upon the terms and conditions hereinafter set forth; and,

     WHEREAS, Landlord and Tenant now seek to perpetuate, in writing, their present understandings and agreements.

     NOW, THEREFORE, INTENDING TO BE LEGALLY BOUND HEREBY, and in consideration of the mutual covenants contained herein, Landlord and Tenant hereby agree as follows:

     1. LEASED PREMISES. Landlord hereby leases to Tenant twenty thousand (20,000) square feet of floor space located in an industrial/commercial facility constructed on the Total Premises (hereinafter referred to as the "Leased Premises"). A description of the Leased Premises is attached hereto and made a part hereof as Exhibit "A".

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     2.   TERM.  The term of this Lease shall be for one year commencing on
January 1, 1997 and ending on December 31, 1997. If the Commencement Date is the first day of the month, the term of this Lease shall expire at midnight of the day which precedes the first (1st) anniversary of the Commencement Date. If the Commencement Date is not the first day of the month, the term of this lease shall expire at midnight on the last day of the calendar month in which the first (1st) anniversary of the Commencement Date occurs; rent from the Commencement Date through the last day of the month in which the Commencement Date occurs shall be apportioned at the annual rate based on a three hundred sixty (360) day year.

     3. OCCUPANCY OF PREMISES: Premises shall be conclusively deemed ready for Tenant's occupancy January 1, 1997.

     4. RENT. Tenant agrees to pay to Landlord, without deduction or offset, a total minimum rental of Eighty Thousand and 00/100 Dollars ($80,000) during the term of this Lease payable in monthly installments of Six Thousand Six Hundred Sixty-Six Dollars and Sixty-Seven Cents ($6,666.67), in advance, on the first day of each month during the term of this Lease. minimum rent is based upon a charge of Four Dollars ($4.00) per square foot per year. Upon the execution of this Agreement, the sum of Six Thousand Six Hundred Sixty-Six Dollars and Sixty-Seven Cents ($6,666.67) has been paid by the Tenant to the Landlord, receipt of which is hereby acknowledged as rent for the first month of the Lease. All rentals due under this Lease shall be payable by Tenant and mailed to the Landlord, c/o 506 Morgantown Road, Reading, Pennsylvania 19611.

     In addition, Tenant agrees to pay as additional rent, upon notice and demand, any increase in the insurance premium upon the buildings and property of which the Lease Premises are a part due to an increase in the cost of insurance in excess of the cost on said buildings and

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property as was in effect as of the inception of this Lease, providing such insurance acknowledges a public warehousing use of the Lease Premises by Tenant, if said increase is caused by the occupancy of the Leased Premises by the Tenant or by any act of neglect of the Tenant. Landlord agrees to provide the Tenant with a statement from the insurance carrier showing what portion of any increase is attributable to such occupancy by the Tenant or to any such act of neglect of the Tenant.

     During each year of the Lease, Tenant shall pay to Landlord as additional rent the pro rata portion (such portion determined by computing the relationship of the total amount of square feet rented hereunder as compared to the total square feet contained in the Total Premises) of all real estate taxes or contributions made in lieu of taxes which have been assessed against the property during each twelve (12) month period of the within Lease.

     All charges for additional rent as provided hereunder shall be made when levied or invoiced to the Landlord and payment therefore shall be made by Tenant within fifteen (15) days of Landlord' s written demand to Tenant. An itemized statement will be provided by Landlord, if requested by Tenant, substantiating all additional rent due, but the request shall not delay payment beyond the 15 day payment period.

     5. USE OF PREMISES. The Leased Premises shall be used and occupied only for the purpose of office, warehouse, and storage and for the fabrication and manufacture of product and no other purpose or purposes without Landlord's prior written consent. Tenant shall, at its own risk and expense, obtain all governmental licenses and permits necessary for such use.

     6. ACCEPTANCE OF PREMISES. Upon delivery of occupancy to Tenant, Tenant acknowledges that it will have fully inspected and accepts the Leased Premises in their condition


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"as is", and that the same are suitable for the use specified in the immediately preceding paragraph.

     7. QUIET ENJOYMENT. Landlord covenants, warrants, and represents that it has full right and power to execute this Lease and to grant the estate demised herein and that Tenant, upon payment of the rents herein reserved, and performing the terms, conditions, and covenants herein contained, shall peaceably and quietly have, hold, and enjoy the Leased Premises during the full term of this Lease, and any extension hereof.

     8. SUBORDINATION. Tenant accepts this Lease subject and subordinate to the present state of title of the Leased Premises and to any recorded mortgage, deed of trust or any other lien presently existing upon the Leased Premises and to any renewal, extension or modification thereof. Tenant agrees upon demand to execute such instruments subordinating this Lease to any future mortgage, deed of trust or other security instrument as may be required, provided such further subordination shall be upon the express condition that the Lease shall be recognized by the mortgagee and that the rights of Tenant shall remain in full force and effect during the term of this Lease, so long as Tenant shall continue to perform all of the covenants hereof.

     9. UTILITIES. Tenant shall pay the cost of all utility services including a pro rata portion of water and sewer, all heat, electric service or telephone service and all other services used in the Leased Premises. Landlord reserves the right to install separate meters at Tenant's expense for any public utilities servicing the Leased Premises for which a meter is not presently installed, and in which event, Tenant shall make payments when due directly to the utility involved. Landlord shall not be required to pay for any service, supplies or upkeep in connection with the utilities to the Leased Premises.


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     10.  MAINTENANCE BY LANDLORD.  Landlord shall at its expense maintain only the roof, foundation, and the structural soundness of the exterior walls (excluding all windows, window glass, plate glass and all doors) of the building of which the Leased Premises is a part, in good repair and condition, except reasonable wear and tear; provided, however, that Tenant shall repair and pay for any damage caused by Tenant's negligence or default hereunder. Tenant shall immediately give written notice to Landlord of the need for repairs and Landlord shall proceed promptly to make such repairs after having had reasonable opportunity. Landlord shall be responsible for all exterior maintenance to the Total Premises including snow plowing.

     11. MAINTENANCE BY TENANT. Tenant shall, at its own risk and expense, maintain all other parts of the Leased Premises, including all windows, glass and doors, in good and sanitary order, condition and repair, normal wear and tear excepted. Tenant shall, at its own expense, keep and maintain all utilities, fixtures, and mechanical equipment, including equipment installed by Landlord, located in or on the Leased premises. At the termination of this Lease, Tenant shall deliver up the Leased Premises broom clean and in the same good order and condition as existed at the beginning date of this Lease, ordinary wear and tear and damage by fire or other casualty excepted. Tenant shall not store any trash, merchandise, crates, pallets or materials of any kind outside the Leased Premises and shall not burn trash or other substances on the Leased Premises. All trash shall be kept in metal containers (with metal tops) which must be kept painted, the design and location of which shall be approved by Landlord.

     12. ALTERATIONS, CHANGES, AND IMPROVEMENTS. Tenant shall be responsible for all interior fix up costs including heating, air conditioning, plumbing and electrical work, all of which must be approved and consented to by Landlord. Tenant acknowledges and understands that the Leased Premises is the square footage provided for herein


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and is computed based on a measurement to the center line dimensions between demising walls. Tenant shall not, without obtaining the prior written consent of the Landlord, make or permit any alterations, additions or improvements which shall, on an annual basis amount, in the aggregate, to more than Five Thousand and 00/100 Dollars ($5,000.00). Consent for minor alterations, additions or improvements in excess of the above-described limits, will not be unreasonably withheld by Landlord. Tenant shall have the right, at all times, to install Tenant's shelves, bins, machinery, air conditioning or heating equipment and trade fixtures (hereinafter collectively called "Tenant's Trade Fixtures"), provided Tenant complies with all applicable governmental laws, ordinances and regulations and further provided that such installations by Tenant shall not overload, damage or deface the Leased Premises. Providing Tenant is not in default of any of the terms, conditions or covenants of this Lease, Tenant shall have the right to remove, at the termination of this Lease, any of Tenant's Trade Fixtures so installed, including any extra air conditioning and heating equipment installed and paid for by Tenant, if any (as specifically differentiated from any such equipment owned or installed by Landlord), and provided, further, that Tenant shall immediately repair any damage caused by such removal and leave the Leased Premises in a broom clean and orderly condition. All such work shall be done at such times and in such manner as shall minimize any inconvenience to other occupants of the building of which the Leased Premises is a part. All alterations, additions and improvements made by Tenant (other than installation of Tenant Is Trade Fixtures) shall become the property of Landlord upon the termination of this Lease or Landlord may require Tenant to remove such alterations, additions and improvements and any other property placed in or on the Leased Premises by Tenant and restore the Leased Premises to its original condition. Tenant shall, at all times, keep the Leased Premises and property in which the Leased Premises are situated free from any liens arising out of any work performed, material furnished or obligations incurred by Tenant.


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     13.  COMPLIANCE WITH LAW, WASTE, AND QUIET CONDUCT.  Tenant shall comply with all governmental laws, ordinances, and regulations applicable to the use of the Leased Premises and shall promptly comply with all governmental orders and directives for the correction, prevention and abatement of nuisances in, upon, or connected with the Leased Premises, all at Tenant's sole risk and expense. Tenant shall not commit, or suffer to be committed, any waste upon the Leased Premises or any nuisance, other act, or thing which may disturb the quiet enjoyment of any other tenant in the building in which the Leased Premises may be located.

     14. ASSIGNMENT AND SUBLEASING. Tenant may not assign this Lease or any interest herein or sublet the whole or any part of the Leased Premises without Landlord's prior written consent in each instance, which consent shall not be unreasonably withheld. If Landlord should consent to any such sublease or assignment, Tenant shall nevertheless remain the principal obligor to Landlord under all the terms, conditions, covenants, and obligations of this Lease and, the acceptance of an assignment or subletting of the Leased Premises by an assignee or subtenant shall be construed as a promise on the part of such assignee or subtenant to be bound by and to perform all of the terms, conditions, and covenants by which Tenant herein is bound. No such assignment or subletting shall be construed to constitute a novation or a release of any claim Landlord may then or thereafter have against Tenant hereunder. Tenant shall furnish Landlord with a fully executed copy of any such assignment or sublease at the time such instrument is executed. Any transfer of this Lease by or from Tenant by liquidation shall constitute an assignment for the purposes of this Lease.


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     15.  TAXES.

          (a) Tenant shall pay before delinquency any and all taxes, assessments, license fees, and public charges levied, assessed or imposed and which become payable during the lease term upon Tenant's fixtures, furniture, appliances, and personal property installed or located in the Leased Premises.

          (b) Landlord agrees to pay before they become delinquent all real estate taxes and special assessments as lawfully levied or assessed against the Leased Premises; provided, however, Landlord may contest and dispute the same and in such case the disputed item need not be paid until finally adjudged to be valid.

     16. SIGNAGE. Any and all exterior signs or means of identification must be approved by Landlord.

     17. FIRE AND CASUALTY DAMAGE. In the event the Leased Premises or the building in which the Leased Premises are located are damaged or destroyed by fire or other casualty, Tenant shall give immediate written notice thereof to Landlord. The rights and obligations or Landlord and Tenant in the event of such casualty shall be as follows;

          (a) TOTAL DESTRUCTION. In the event the Leased Premises are totally destroyed by fire or other casualty or, in the sole judgment of Landlord, should be so damaged that the rebuilding or repairs cannot reasonably be completed within one hundred twenty (120) working days after the date of written notification by Tenant to Landlord of the happening of the damage, this Lease shall terminate and the rent shall be abated for the unexpired portion of the Lease, effective as of the date of such damage.

          (b) PARTIAL DESTRUCTION. If the Leased Premises or the building in which the Leased Premises are located should be damaged by fire or other casualty, such that:



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               (i)  in the sole judgment of Landlord, rebuilding or repairs cannot be reasonably expected to be completed within sixty (60) working days from the date of written notification by Tenant to Landlord of the happening of the damage, or

               (ii) the said damages cannot be repaired by the expenditure of forty percent (40%) of the full insurable value of the building in which the Leased Premises are located immediately prior to the casualty but the damages are not such as to amount to a total destruction, as described herein in paragraph 17(a);

     then and in that event, this Lease shall not terminate and Landlord shall proceed with reasonable diligence to rebuild or repair the building and Leased Premises to substantially the condition in which they existed prior to such damage. In such event, if such damage was not caused or contributed to by act of negligence of Tenant, its agents, employees, invitees or those for whom Tenant is responsible, rent payable hereunder during the period in which the Leased Premises are untenantable shall be adjusted to such extent as may be fair and reasonable under all circumstances.

          If these Leased Premises or the building in which the Leased Premises are located should be damaged by fire or other casualty such that in the sole judgment of Landlord, rebuilding, or repair can be reasonably expected to be completed within sixty (60) working days from the date of written notification by Tenant to Landlord of the happening of the damage and if the Leased Premises or the building in which the Leased Premises are located are not so damaged as to require a reasonably estimated expenditure of more than ten percent (10%) of the full insurable value of the building in which the Leased Premises are located immediately prior to the casualty, then rental hereunder shall not abate, but Landlord shall proceed to repair and rebuild than buildings and Leased Premises, and use its best efforts to repair the same within sixty (60) days from the date of written notification by Tenant to Landlord of the happening of the damage.


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     18.  CONDEMNATION.  In the event the Leased Premises shall be totally or partially condemned or taken, then, effective as of the date of vesting of title, the rent hereunder for such part shall be equitably apportioned and this Lease shall continue as to such part not so taken. In the event that only a part of the building shall be so condemned or taken, then (1) if substantial structural alteration or reconstruction of the building shall, in the sole opinion of Landlord, be necessary or appropriate as a result of such condemnation or taking (whether or not the Leased Premises be affected), Landlord may, at its option, terminate this Lease and the term and estate hereby granted as of the date of such vesting of title by notifying Tenant in writing of such termination within sixty (60) days following the date on which Landlord shall have received notice of vesting title, or (2) if Landlord does not elect to terminate this Lease, as aforesaid, this Lease shall be and remain unaffected by such condemnation or taking, except that the rent shall be apportioned to the extent, if any, hereinbefore provided.
In the event that only a part of the Leased Premises shall be so condemned or taken and this Lease and the term and estate hereby granted are not terminated as hereinbefore provided, Landlord will, at its expense, restore with reasonable diligence the remaining structural portions of the Leased Premises as nearly as practicable to the same condition as it was in prior to such condemnation or taking.

     In the event of termination in any of the cases hereinabove provided, this Lease and the term and estate hereby granted shall expire as of the date of such termination with the same effect as if that were the date hereinbefore set for the expiration of the term of this Lease, and the rent hereunder shall be apportioned as of such date.

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     In the event of any condemnation or taking hereinabove mentioned of all or part of the Leased Premises, Landlord shall be entitled to receive the entire award in the condemnation proceeding, including any award made for the value of the estate vested by this Lease in Tenant, and Tenant hereby expressly assigns to Landlord any and all right, title, and interest of Tenant now or hereafter arising in or to any part thereof, and Tenant shall be entitled to receive no part of such award; provided, however, Tenant shall have the right, at its sole cost and expense, to assert a separate claim in any condemnation proceeding for Tenant's Trade Fixtures.

     19. ABANDONMENT. Tenant shall not abandon the Leased Premises at any time during the term of this Lease; and if Tenant shall abandon or surrender the Leased Premises, or be dispossessed by process of law or otherwise, any personal property belonging to Tenant left on the Leased Premises shall, at the option of the Landlord, be deemed abandoned.

     20. INDEMNIFICATION BY TENANT. Except for the fault, failure, negligent or intentional acts of the Landlord, its agents, employees or visitors, Tenant will protect, indemnify and save harmless Landlord from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including without limitation, reasonable attorneys' fees and expenses) imposed upon or incurred by or asserted against Landlord by reason of
(a) any accident, injury to or death of persons (including workmen) or loss of or damage to property occurring on or about the Leased Premises or any part thereof or the adjoining sidewalks, curbs, vaults and vault space, if any, streets or ways, (b) any use, nonuse or condition of the Leased Premises or any part thereof or the adjoining sidewalks, curbs, vaults or vault space, if any, streets or ways, (c) any failure on the part of Tenant to perform or comply with any of the terms of this Lease, (d) performance of any labor or services or the furnishing of any materials or other property in respect of the Leased Premises or any part thereof, or (e) any loss


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or damage (consequential or otherwise) sustained by Landlord arising out of any labor dispute involving Tenant and which affects Landlord's use of the Total Premises. In case any action, suit or proceeding is brought against Landlord by reason of any such occurrence, Tenant, upon Landlord's request, will at Tenant's expense resist and defend such action, suit or proceeding, or cause the same to be resisted and defended by counsel designated by the insurer whose policy covers such occurrence or by counsel designated by Tenant and approved by Landlord. The obligations of Tenant under this paragraph arising by reason of any such occurrence having taken place during the term of this Lease shall survive any termination of this Lease.

     21. LIABILITY INSURANCE. Tenant, at its own expense, shall provide and keep in force with companies acceptable to Landlord public liability insurance for the benefit of Landlord and Tenant against liability for bodily injury and property damage in the amount of not less than One Million and 00/100 Dollars ($1,000,000.00) in respect to injuries to or death of one or more persons in any one occurrence. Tenant shall furnish Landlord with a certificate of such policy and whenever required shall satisfy Landlord that such policy is in full force and effect. Such policy shall be primary and noncontributing with insurance carried by Landlord. Any such policy shall name as insureds Landlord, Meridian Bank, and the Berks County Industrial Development Authority as their interests may appear, Tenant and any mortgagee of the Leased Premises and shall provide for at least ten (10) days notice to all named insureds before cancellation. Tenant shall be responsible for all damage to goods, contents and merchandise stored in the Leased Premises and any loss or damage thereto, regardless of cause, and it is Tenant's obligation to obtain appropriate insurance coverage thereon.

     22. LANDLORD'S RIGHT OF ENTRY. Landlord and its authorized agents have the right to enter the Leased Premises during normal working hours for the following purposes:


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(a) inspecting the general condition and state of repair of the Leased
Premises; (b) making repairs required of Landlord; (c) showing of the Leased Premises to any prospective tenant or purchaser during the final one hundred twenty (120) day period of the lease term; (d) to show the Leased Premises for lease if the Tenant shall not have renewed or extended this Lease within the time herein provided; or (e) to show the building for any other legal or reasonable purpose. If Tenant shall not have renewed or extended this Lease prior to the final one hundred twenty (120) day period of the lease term, Landlord and its authorized agents shall have the right to erect on or about the Leased Premises the customary sign advertising the property for lease or for sale. If Tenant plans to vacate, Landlord shall have the right to erect "For Lease" or "For Sale" signs on the Leased Premises at any time after Tenant fails to exercise the renewal option contained herein, if any.

     23. NEGATIVE COVENANTS. In order to induce Landlord to execute this Lease, Tenant covenants and warrants to Landlord that during the term of this Lease, Tenant shall not:

          (a) Fail to pay the rent, additional rent and all other sums owing pursuant to this Lease on the days and times and at the places at which the same are payable or make any abatement, deduction or setoff against the same;

          (b) Fail to make full and timely performance of all other duties and obligations arising under this Lease or arising under any other agreement, contract, instrument or other documentation between Tenant and Landlord, whether executed prior to, concurrent with or subsequent to the execution of this Lease;

          (c) Occupy the Leased Premises in any manner or for any purpose except as permitted in this Lease;

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          (d)  Assign, mortgage, or pledge this Lease or underlet of sublease the Leased Premises, or any portion thereof, or permit any other person or other entity to occupy or use the Leased Premises, or any part thereof, without the prior written consent of Landlord which consent shall not be unreasonably withheld;

          (e) Make any alterations, additions or improvements to the Leased Premises except as permitted in this Lease.

          (f) Place any weights and any portion of the Leased Premises beyond the safe carrying capacity of said structure or use any machinery or equipment which will cause structural damage to the Leased Premises or deterioration of the floors thereof; and

          (g) Do or suffer to be done any act, matter or thing objectionable to insurance companies or in violation of the provisions of any insurance policies provided for in this Lease or whereby the said insurance or any other insurance now in force or hereinafter to be placed on the Total Premises or in the Leased Premises shall become void or suspended, or whereby the same shall be rated as a more hazardous risk than at the execution thereof or at the time Tenant takes possession of the Leased Premises.

          (h) Remove, attempt to remove or manifest, in the reasonable opinion of Landlord, an intention to remove any goods or property from or out of the Leased Premises other than in the ordinary course of business, without having first paid to Landlord all rent, additional rent, and any other sums which may become owing during the term of this Lease or without having first obtained the prior written consent of Landlord to such removal, which consent shall not be unreasonably withheld;



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          (i)  Vacate or desert the Leased Premises during the term of this
     Lease or permit the same to be empty or unoccupied without having first obtained the prior written consent of Landlord, which consent shall not be unreasonably withheld;

          (j) Permit any order, noise, sound or vibration which may, in Landlord's reasonable judgment, in any way tend to impair the use of any part of the Total Premises or Leased Premises or interfere with the business or occupancy of any other lessee of Landlord, or make or permit any disturbance of any kind in the Leased Premises, or interfere in any way with other lessees of Landlord or those having business in the Leased Premises or allow any occupant of the Leased Premises to conduct himself in a manner which Landlord in its sole opinion may reasonably deem improper or objectionable;

          (k) Obstruct any portion of the Total Premises used in common with Landlord, any other lessees of Landlord or the agents, servants, employees, or invitees of Landlord or any other lessee of Landlord or use the same for any purpose other than egress and ingress to and from the Leased Premises or use the same as a waiting room or lounging place for Tenant or its agents, servants, employees or invitees;

          (l) Place or allow to be placed any items on the outside of the Leased Premises, on the windows, windowsills or projections thereof, that could be visible from outside the Leased Premises;

          (m) Bring in or remove from the Leased Premises any heavy or bulky object except by experienced movers or riggers approved in writing by Landlord which approval will not be unreasonably withheld, and only after notice to and approval by Landlord of the weight and size of the object and of the time, method and manner of bringing in or removing the same, notwithstanding the foregoing, nothing herein contained shall be


                                 15
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     deemed to constitute any limitation upon Tenant in the normal conduct of its public warehousing operations and the loading and unloading of materials pursuantto such warehousing operations as more fully set forth herein;

          (n) Use or allow to be used on the Leased Premises any article or substance having an offensive odor, including but not limited to, ether, naphtha, phosphorus, benzol, gasoline, benzine, petroleum, or any product thereof, crude or refined, earth or coal oils, flashlight powder, or other explosives, kerosene, camphene, burning fluid or other dangerous, explosive or rapidly burning matter or material of any nature whatsoever, notwithstanding the foregoing, nothing herein contained shall be deemed to prohibit the use by Tenant of normal cleaning materials;

          (o) Use electricity in the Leased Premises in excess of the capacity of any of the electrical conductors or equipment in or otherwise serving the Leased Premises, or add to or alter the electrical system servicing the Leased Premises or connect thereto any additional fixtures, appliances or equipment without the prior written consent of Landlord, which consent shall not unreasonably be withheld;

          (p) Use or occupy the Leased premises or permit or suffer the same to be used or occupied in violation of the use, regulation permit or statement of occupancy, if any, issued for said Leased Premises or in violation of any order, regulation or requirement of any federal, state, or local authority, and the use permitted in this Lease shall not be deemed a representation or guarantee by Landlord that such use is lawful or permitted under any permit or statement or occupancy, or otherwise;

          (q) Execute and deliver any financing or security agreement or statement that would be a lien upon the Total Premises or Leased Premises;

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


          (r) Erect, make or maintain on or affixed to any part of the Total Premises or Leased Premises including but not limited to any windows and doors therein, any sign, picture, television viewer or projection, or other representation or advertisement or notice of any kind, which is visible from any location outside of the Leased Premises and no loudspeaker system or any other form or sound or audio transmission system or apparatus shall be used in or at the Total Premises or Leased Premises by Tenant or its employees, servants, agents, or invitees for advertisement, promotional purposes, or any other purpose without the prior written consent of Landlord, which consent shall not be unreasonably withheld;

          (s) Allow anything to be done that may impair the value of the Total Premises or Leased Premises;

          (t)  Liquidate or dissolve itself.

     24. DEFAULT BY TENANT. The following events shall be deemed to be events of default by Tenant under this Lease:

          (a) Tenant's failure to pay any installment of the rent on the date the same is due if such failure shall continue for a period of ten (10) calendar days after written notice thereof to Tenant.

          (b) Tenant's failure to comply with any term, provision, or covenant of this Lease, other than the payment of rent, if such failure shall continue for more than thirty (30) days after due written notice thereof to Tenant or if such failure cannot reasonably be cured within the said thirty
     (30) days and Tenant shall not have commenced to cure such failure within such thirty (30) day period or shall not thereafter with reasonable diligence and good faith proceed to cure such failure.

          (c) Tenant shall become insolvent, or shall make a transfer in fraud of creditors, or shall make an assignment for the benefit of creditors.

          (d) Tenant shall file a petition under any section or chapter of the National Bankruptcy Act, as amended, or under any similar law or statute of the United States or any State thereof; or Tenant shall be adjudged bankrupt or insolvent in proceedings filed against Tenant thereunder.

          (e) A receiver or trustee shall be appointed for all or substantially all of the assets of Tenant.

          (f) Tenant shall do or permit to be done anything which creates a lien upon the Leased Premises, provided said lien has not been satisfied, removed, or bonded after a period of ten (10) days.

          (g) Upon the occurrence of any of such events of default, Landlord shall have the right, at Landlord's election to pursue, in addition to and cumulative of any other rights Landlord may have, at law or in equity, any one or more of the following remedies without any notice or demand whatsoever:

               (1) Terminate this Lease, in which event Tenant shall immediately surrender the Leased Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Leased Premises and expel or remove Tenant and any other person who may be occupying said Leased. Premises or any part thereof, without being liable for prosecution or any claim or damages therefor unless such damage is caused by the negligence of Landlord, its agents or employees, and Tenant agrees to pay to Landlord, its agents or employees, and Tenant agrees to pay to Landlord on demand the amount of all loss and damage, which Landlord may suffer by reason of such termination, whether through inability to relet the Leased Premises on satisfactory terms or otherwise.


               (2) Enter upon and take possession of the Leased Premises and expel or remove Tenant and any other person who may be occupying the Leased Premises or any part thereof, without being liable for prosecution or any claim for damages therefor unless such damage is caused by the negligence of Landlord, its agents or employees, and relet the Leased Premises and receive the rent therefor; and Tenant agrees to pay to Landlord on demand any deficiency that may arise by reason of such reletting.

               (3) Enter upon the Leased Premises without being liable for persecution or any claim for damages therefor unless such damage is caused by the negligence of Landlord, its agents or employees, and do whatever Tenant is obligated to do under the terms of this Lease, and Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease and Tenant further agrees that Landlord shall not be liable for any damages resulting to the Tenant from such action, unless caused by the negligence of Landlord.

               (4) Tenant hereby waives the usual notice to quit and agrees to surrender said Leased Premises at the expiration of said term or the termination of this Lease without any notice whatsoever.

     Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions, and covenants herein contained. Failure by Landlord to enforce one or more of the remedies herein provided, upon any event of default shall not be deemed or construed to constitute a waiver of such default or of any other violations or breach of any of the terms, provisions, and covenants herein contained. In determining the amount of loss or damage which Landlord may suffer by reason of termination of this Lease or the deficiency arising by reason of the reletting by Landlord, as above provided, allowance shall be made for the expense of repossession and any repairs or remodeling undertaken by Landlord following repossession, and for any leasing commissions incurred by Landlord.

     25. SURRENDER OF LEASE NOT MERGER. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger and shall, at the option of Landlord, terminate all or any existing subleases, and/or subtenancies, or may, at the option of Landlord, operate as an assignment to it of any or all of such subleases or subtenancies.

     26. ATTORNEYS' FEES. In the event that either party to this Lease brings suit against the other party to enforce the terms of this Lease, the party that prevails shall be reimbursed by the other party for reasonable court costs and attorneys' fees incurred and paid by the party that prevails, which shall be deemed to have accrued on the commencement of such action and shall be enforceable whether or not such action is prosecuted to judgment.

     27. NOTICES. All notices, statements, demands, requests, consents, approvals, authorizations, offers, agreements, appointments, or designations under this Lease by either party to the other shall be in writing and shall be sufficiently given and served upon the other party if sent by certified or registered mail, return receipt requested, postage prepaid, and addressed as follows:

          To Tenant, RD #9, Box 9394, Reading, PA 19605, or at such other address as Tenant shall notify Landlord in writing.

          To Landlord, Burgoe Wyomissing Partners, 506 Morgantown Road, Reading, PA 19611, or to such other place as Landlord may from time to time designate by notice to Tenant.

     28. WAIVER. The waiver by Landlord of any breach of any term, covenant, or condition herein contained shall not be deemed to be a waiver of such term, covenant, or condition for any subsequent breach of the same or any other term, covenant, or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant, or condition of this Lease other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

     29.  MISCELLANEOUS PROVISIONS.

          (a) Whenever the singular number is used in this Lease and when required by the context, the same shall include the plural, and the masculine gender shall include the feminine and neuter genders, and the word "person" shall include corporation, firm, or association. If there shall be more than one (1) Tenant, the obligations imposed under this Lease upon Tenant shall be joint and several.

          (b)  The marginal headings or titles of the paragraphs of   this Lease
     are not a part of this Lease and shall have no effect upon the construction or interpretation of any part of this Lease.

          (c) This instrument contains all of the agreements and conditions made between the parties to this Lease and may not be modified orally or in any other manner than by an agreement in writing signed by all the parties to this Lease or their respective successors in interest.

          (d)  Time is of the essence of each term and provision of this Lease.

          (e) Except as otherwise expressly stated, each payment required to be made by Tenant shall be in addition to and not in substitution for other payments to be made by. Tenant.

          (f) Subject to Paragraph 14, the terms and provisions of this Lease shall be binding upon and inure to the benefit of the successors and assigns of Landlord and Tenant.

     30. RENEWAL OPTION. In the event the Tenant has performed all of the terms, covenants, and conditions of this Lease which are required of it, then and in that event, the Tenant is granted an option to extend this Lease for two additional terms of one (1) year beginning immediately upon the expiration of the initial term as defined herein. The option provided for above shall be exercised by the Tenant notifying the Landlord in writing by certified or registered mail at least six (6) months before the expiration of the original term of this Lease of its intention to exercise such option. If the option is not exercised as herein provided for, then the option shall be deemed waived and the Lease shall terminate accordingly. If said option is exercised, all of the terms, conditions, and covenants of this Lease including provisions for additional rental charges shall prevail and be binding upon the parties for the extended period except that the annual minimum rental for the extension period shall be established as set forth hereafter. The annual minimum rental for the extension period shall be computed by using Four Dollars ($4.00) per square foot per year as the base rate and adding thereto the amount resulting from a percentage increase of that figure equal to the percentage increase in the consumer price index for all cities from the base year through the expiration point with a cap on such increase of five percent (5%) per year. For the purposes of computing the consumer price index, January 1, 1996 shall be considered as the base month and year. In addition, the rate would be adjusted on a pro-rata basis based upon the total square foot of the Total Premises for any increase in land rental charges levied by the ultimate owner of the real estate of Reading Regional Airport Authority, all of which are passed on to the Landlord named herein. Both parties understand that such land rental rate increases do not occur until 1998 as the land rental cost levied by Reading Regional Airport Authority remains fixed until that time.

IN WITNESS WHEREOF, Landlord and Tenant have signed and sealed this Lease as of the day and year first above written.

                                   LANDLORD

                              BURGOE REALTY CO., INC.

                              By: /s/ Rick B. Burkey
                                 ---------------------------------
                                   President

                              Attest:
                                     -----------------------------
                                     Secretary

                                      TENANT

                              ------------------------------------


                              By: /s/ Edward Barrett
                                 ---------------------------------
                                   President or Vice President

                              Attest:
                                     -----------------------------
                                     Secretary or Asst. Secretary

                                    EXHIBIT "A"


     ALL THAT CERTAIN tract or parcel of land, being Lot No. 18, as shown on a Plan off "Reading Municipal Airport Industrial Park", Section No. 1 - Phase I, recorded in Plan Book Volume 126, Page 22, Berks County Records, together with improvements including a pre-engineered steel frame structure measuring 100 feet wide by 300 feet long, being situate in the Township of Bern, County of Berks and Commonwealth of Pennsylvania, and being more fully bounded and described as follows, to wit:

     BEGINNING at a point on the Northern right-of-way line of MacArthur Road, said point being a corner in common with Lot No. 17 as shown on said plan of "Reading Municipal Airport Industrial Park"; thence leaving the Northerly right-of-way line of MacArthur Road extending along said Lot No. 17, North 31 degrees 16 minutes 22 seconds East, a distance of 452.53 feet to a point in line of lands of Reading Municipal Airport Authority (reserved for Aeronautical use); thence extending along the same South 58 degrees 43 minutes 38 seconds East, a distance of 311.00 feet to a point, a corner in common with Lot No. 19 as shown on the aforementioned plan; thence extending along said Lot No. 19 the two (2) following courses and distances to wit:

(1) South 31 degrees 16 minutes 22 seconds West, a distance of 421.3 feet; and (2) South 49 degrees 30 minutes 07 seconds West, a distance to a point on the aforementioned Northerly right-of-way line of MacArthur Road; thence extending along said right-of-way line the two (2) following courses and distances to wit:

(1) in a Northwesterly direction along the arc of a curve deflecting to the left, having a radius of 340.00 feet, a central angle of 18 degrees 13 minutes 45 seconds, a tangent distance of 54.55 feet, and a distance along the arc of 108.17 feet to a point of tangency; and (2) North 58 degrees 43 minutes 38 seconds West, a distance of 188.74 feet to the place of beginning.

     CONTAINING in Area 3.242 acres of land.

     BEING PART OF THE SAME PREMISES which The City of Reading, by Deed dated November 22, 1957, and recorded in Deed Book Volume 1286, Page 60, Berks County Records, granted and conveyed unto The Reading Municipal Airport Authority.